Text marked by [ * * *] has been omitted pursuant to a Request for Confidential Treatment and was filed separately with the Securities and Exchange Commission.



                            KOBRA INTERNATIONAL, LTD.
                               D/B/A NICOLE MILLER
                               525 SEVENTH AVENUE
                               NEW YORK, NY 10018
                                  212-655-7712


                                  July 7, 2008

Signature Eyewear, Inc.
498 North Oak Street
Inglewood, Ca 90302
Attn: Michael Prince, Chief Executive Officer

RE: RENEWAL AND AMENDMENT OF TRADEMARK LICENSE AGREEMENT BY AND BETWEEN KOBRA
    INTERNATIONAL, LTD. AND SIGNATURE EYEWEAR, INC. DATED OCTOBER 12, 2005

Dear Mr. Prince:

     This will confirm our agreement to renew the above-referenced Trademark License Agreement (the "Agreement"), subject to certain amended terms and conditions set forth in this amendment. Capitalized terms used in this amendment that are not defined in this amendment shall have the meanings ascribed to them in the Agreement.

EXTENSION OF TERM
-----------------

     We agree that the Agreement shall be renewed for an additional three (3) year period commencing April 1, 2009 and ending on March 31, 2012 (the "Renewal Period").

AMENDMENT OF SECTION 5.2
------------------------

     Section 5.2 -- Guaranteed Minimum Royalties is amended by providing for the following Guaranteed Minimum Royalties for the Renewal Period as follows:

                                               Guaranteed Minimum
                 Sales Period(s)                   Royalties
                ----------------                ----------------
                4/1/09 - 3/31/10                     $[***],
                4/1/10 - 3/31/11                     $[***],
                4/1/11 - 3/31/12                     $[***],


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

READY READERS
-------------


            Schedule 2 of the Agreement is hereby amended to add "Ready Readers," as the term is commonly understood in the industry, as a category of Licensed Products.

            The Agreement is hereby amended by inserting the following Section 4.1.1:

                  4.1.1 Ready Readers Program. Licensee shall exploit the
            License in the Territory by developing, distributing and selling Licensed Products in Label Level #2 in the product category "Ready Readers." Net Sales of Ready Readers shall be counted as Net Sales in determining Minimum Sales Volume and shall count toward Guaranteed Minimum Royalties.

            Section 5.1 of the Agreement is amended by providing that the royalty rate for Net Sales of Ready Readers shall be [***]% from July 1, 2008 through and including September 30, 2009. Thereafter, the royalty rate on Net Sales of Ready Readers after September 30, 2009 shall be the royalty rate in
Section 5.1 for Distribution Level #2 ([***]%).

MISCELLANEOUS
-------------

            This amendment shall be effective as of the date set forth above upon execution by Licensor and Licensee. Except for the above specific amendments, the Agreement shall otherwise remain unmodified and in full force and effect.

            Licensor and Licensee reconfirm that their mutual obligation to maintain as strictly confidential and not to disclose publicly or to any third party the royalty rate, Minimum Sales Volume requirements, the Guaranteed Minimum Royalties requirements and the minimum advertising expenditure requirements under the Agreement except: (i) to the extent the party reasonably believes is required by law or legal process and (i) to third parties under legal or contractual confidentiality obligations to the disclosing party, such as (but without limitation) attorneys, auditors, consultants, lenders, investors and acquirors, and potential lenders, investors and acquirors, and investment bankers and brokers assisting in a financing or sale of the company.

            This amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile or scanned signatures shall be deemed as original.


Agreed and accepted:

KOBRA INTERNATIONAL, LTD.            SIGNATURE EYEWEAR, INC.

By: /s/ B. Brand Kunheim             By: /s/ Michael Prince
    ----------------------               ------------------------
    B. Brand Kunheim                     Michael Prince, Chief Executive Officer


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